UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 11, 2024

Assure Holdings Corp.

(Exact name of registrant as specified in its charter)

Nevada	001-40785	82-2726719
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7887 East Belleview Avenue, Suite 240 Denver, CO	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 720-287-3093

_____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	IONM	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement

On June 11, 2024, Assure Holdings Corp. (the “Company”) delivered a letter to Danam Health, Inc. (“Danam”) pursuant to which the Company terminated that certain Agreement and Plan of Merger dated February 12, 2024 (the “Merger Agreement”) with Danam and Assure Merger Corp., a newly formed wholly-owned subsidiary of Assure (“Assure Merger”), pursuant to Section 8.1(b) thereof.

Upon the terms and subject to the satisfaction of the conditions described in the Merger Agreement, including approval of the transaction by the stockholders of Assure and Danam, Assure Merger would have merged with and into Danam (the “Merger”), with Danam surviving the Merger as a wholly-owned subsidiary of Assure. The material terms of the Merger Agreement were previously disclosed in Item 1.01 of the Company’s Current Report on Form 8-K as filed on February 12, 2024, which disclosure is incorporated herein by reference.

Pursuant to Section 8.1(b) of the Merger Agreement, the Company terminated the Merger Agreement based on the Company’s assertion of certain misrepresentations by Danam regarding its representations and warranties set form in Article 4 of the Merger Agreement, including but not limited to, its representations regarding its financial condition and ability to complete the Acquisition Transactions, and the Company’s assertion that Danam was failing to perform its covenants under the Merger Agreement, including but not limited to its covenant to meet the closing condition to complete the Acquisition Transactions prior to or concurrent with the closing of the Merger and such breaches could not be cured within the time periods set forth in Section 8.1(b) thereof.

As a result of the termination of the Merger Agreement, in addition to reserving its right to seek other remedies, pursuant to Section 8.3(c) of the Merger Agreement, the Company is seeking reimbursement for all of its fees, costs and expenses (including all fees and expenses of counsel, accountants, investment bankers, experts and consultants) in relation to the Merger Agreement and its performance thereunder.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Name
104	Cover Page Interactive Data File (formatted in Inline XBRL and included as Exhibit 101).

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASSURE HOLDINGS CORP.

Date: June 12, 2024	By:	/s/ John Farlinger
	Name:	John Farlinger
	Title:	Chief Executive Officer